STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the Abakan Inc., 2009 Stock Option Plan shall have the same defined meanings in this Stock Option Agreement.

I.          NOTICE OF STOCK OPTION GRANT

The undersigned Optionee, Prosper Financial Inc., has been granted an option (herein referred to as the “Option”) to purchase up to an aggregate of Five Hundred Thousand (500,000) shares of Common Stock of the Corporation, subject to the terms and conditions of the Plan and this Stock Option Agreement, as follows:

            1.         Optionee:                                             Prosper Financial Inc.

2.         Date of Grant:                                      October 19, 2010

3.         Exercise Price per Share:                     $0.65

4.         Total Number of Shares:                      500,000 Shares of Common Stock

5.         Total Exercise Price:                            $325,000

6.         Type of Option:                                                Incentive Stock Option

     X    Non-Statutory Stock Option

7.         Term/Expiration Date:                         Ten (10) years from Date of Grant

8.         Vesting Schedule: This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

(a)        On October 19, 2011 Optionee shall have the right to exercise that portion of the Option granted herein for One Hundred Sixty Six Thousand Six Hundred and Sixty Six (166,666) shares of Common Stock.

(b)        On October 19, 2012 Optionee shall have the right to exercise that portion of the Option granted herein for One Hundred Sixty Six Thousand Six Hundred and Sixty Six (166,666) shares of Common Stock.

(c)        On October 19, 2013 Optionee shall have the right to exercise that portion of the Option granted herein for One Hundred Sixty Six Thousand Six Hundred and Sixty Seven (166,667) shares of Common Stock.

            9.         Termination:

(a)        In the event of Optionee’s Involuntary Termination, as that term is defined in the Plan, this Option shall immediately vest in full and shall be exercisable as to all Shares of Common Stock subject to this Option for a period of twelve (12) months after Optionee ceases to be a Service provider.

Exhibit 10.8

(b)        In the event of Optionee’s termination of employment for any reason other than Involuntary Termination, the Optionee’s death or Disability, all outstanding options with respect to all unvested shares at the date of such termination held by the Optionee shall terminate and cease to remain outstanding, and Optionee shall have a period of twelve (12) months after Optionee ceases to be a Service provider in which to exercise any vested options.

(c)        Upon Optionee’s death or Disability, this Option may be exercised for twelve (12) months after Optionee ceases to be an Employee or Service provider.

(d)        In no event may Optionee exercise this Option after the Term/Expiration Date provided above in the Notice of Grant.

II.        AGREEMENT

1.         Grant of Option.

(a)        The Plan Administrator of the Corporation hereby grants to the Optionee named in the Notice of Grant (the “Optionee”), the Option to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

(b)        If designated in the Notice of Grant as an Incentive Stock Option, this Option shall qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that this Option exceeds the $100,000 rule of Code Section 422(d) or fails to comply with any other requirement of Code Section 422 or regulations issued thereunder, such Option shall be treated as a Nonstatutory Stock Option.

2.         Exercise of Option.

(a)        Right to Exercise.  This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

(b)        Method of Exercise.  This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”), which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Corporation.  The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares.  This Option shall be deemed to be exercised upon receipt by the Corporation of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

(c)        Compliance with Law.  No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Law.  Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

3.         Optionee’s Representations.  In the event the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time this Option is exercised, if required by the Corporation, the Optionee shall deliver to the Corporation, concurrently with the exercise of all or any portion of this Option, his or her Investment Representation Statement in the form attached hereto as Exhibit B.

4.         Method of Payment.  Payment of the aggregate Exercise Price shall be made by any manner provided in the Plan.  However, following the registration of the Shares under Section 12(g) of the Securities Exchange Act of 1934, the Exercise Price also may be paid as follows:

(a)        in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

(b)        to the extent the Option is exercised for vested shares through a special sale and remittance procedure pursuant to which the Optionee (or any other person or persons exercising the Option) concurrently will provide irrevocable written instructions to (i) a brokerage firm designated by the Corporation to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares, plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (ii) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

5.         Restrictions on Exercise.  This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

6.         Limited Transferability of Option; Restrictions on Transfer of Shares.  If this Option is designated as an Incentive Stock Option in the Option Grant Notice, this Option may not be transferred or assigned in any manner by Optionee other than by will or by the laws of descent and distribution, and during the lifetime of Optionee, may be exercised only by Optionee.  If this Option is designated as a Nonstatutory Stock Option in the Option Grant Notice, at the discretion of the Plan Administrator and in connection with Optionee’s estate plan, this Option may be assigned in whole or in part during Optionee’s lifetime to one or more members of Optionee’s immediate family or to a trust established exclusively for the benefit of one or more such family members.

7.         Successors and Assigns.  The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

8.         Term of Option.  This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

Exhibit 10.8

9.         Entire Agreement, Governing Law.  The Plan is incorporated herein by reference. The Plan and this Option Agreement, together with all Exhibits attached hereto, constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Corporation and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Corporation and Optionee. This Option Agreement is governed by the internal substantive laws but not the choice of law rules of Florida.

10.       No Guarantee of Continued Service.  OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF ANY PORTION OF THIS OPTION PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN CONSULTANT OR SERVICE PROVIDER. OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A CONSULTANT OR SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL.

11.       Conflict.  If there is a conflict between this Agreement and the Plan, the provisions of the Plan shall control.

12.       Acknowledgement.  Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option granted hereunder subject to all of the terms and provisions thereof.  Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of this Option Agreement.  Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Plan Administrator on any questions arising under the Plan or this Option Agreement. Optionee further agrees to notify the Corporation upon any change in the residence address indicated below.

ABAKAN INC.

By: /s/ Robert Miller

Name: Robert Miller

Title: On Behalf of the Board of Directors

OPTIONEE

/s/ Maria Maz

Prosper Financial Inc.

EXHIBIT A

ABAKAN INC.

2009 STOCK OPTION PLAN

EXERCISE NOTICE

Abakan Inc.

____________________________

____________________________

Attention: ___________________

1.         Exercise of Option.  Effective as of this ___ day of ____________, 20__ the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase shares of Common Stock (the “Shares”) of Abakan Inc. (the “Corporation”) granted under and pursuant to the 2009 Stock Option Plan (the “Plan”) and the Stock Option Agreement dated October 19, 2010 (the “Option Agreement”).

2.         Delivery of Payment.  Optionee herewith delivers to the Corporation the full exercise price of the Shares, as set forth in the Option Agreement.

3.         Representations of Optionee.  Optionee acknowledges that Optionee has received, read and understands the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4.         Rights as Shareholder.  Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation), no right to receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option.  The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance.

5.         Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares.  Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Corporation for any tax advice.

6.         Restrictive Legends and Stop‑Transfer Orders.

(a)        Legends. Optionee understands and agrees that, in addition to any other legends the Board determines, in its discretion, are necessary or appropriate, the Corporation shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Corporation or by state or federal securities laws:

The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended. The shares have been acquired for investment and may not be offered, sold or otherwise transferred in the absence of an effective registration statement with respect to the shares or an exemption from the registration requirements of said act that is then applicable to the shares, as to which a prior opinion of counsel acceptable to the issuer or transfer agent may be required.

(b)        Stop-Transfer Notices.  Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Corporation may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Corporation transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)        Refusal to Transfer.  The Corporation shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

7.         Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Corporation forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

8.         Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws but not the choice of law rules, of the State of Florida.

9.         Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Corporation and Optionee with respect to the subject matter hereof, and may not be modified adversely‑to the Optionee’s interest except by means of a writing signed by the Corporation and Optionee.

Submitted by:                                                                          Accepted by:

OPTIONEE                                                                ABAKAN INC.

_____________________________                          By

Signature                                                                      Name

                                                                                    Title

_____________________________

Print Name

_____________________________

Address                                                                       Date Received

EXHIBIT B

ABAKAN INC.

2009 STOCK OPTION PLAN

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:                                         _____________________________

CORPORATION:                                ABAKAN INC.

SECURITIES:                                                  COMMON STOCK

AMOUNT:                                           _____________________________

DATE:                                                 _____________________________

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Corporation the following:

(a)        Optionee is aware of the Corporation’s business affairs and financial condition and has acquired sufficient information about the Corporation to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)        Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Corporation is under no obligation to register the Securities.  Optionee understands that the certificate evidencing the Securities will be imprinted with a legend that prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Corporation, and any other legend required under applicable state securities laws.

(c)        Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non‑public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act.

In the event that the Corporation does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, including: (i) the resale may occur not less than six (6) months after the date the Securities were sold by the Corporation, (ii) the resale may be made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (iii) certain public information must be made available about the Corporation, (iv) the amount of Securities being sold during any three month period may not exceed the limitations specified in Rule 144(e), and (v) a Form 144 must be timely filed, if applicable.

            (d)        Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

                                                                                    Signature of Optionee:

Date:  _____________________, 20___